Q2 2023 Key Highlights $7.0B Billion AUM 95% Occupancy 38% Leverage July 2023 Second Quarter 2023 Review As the second quarter of 2023 comes to an end, the higher interest rate environment that has impacted the broader economy continues; however, we are starting to see positive signs on the horizon. Interest rates remain elevated, but many economists are reading the tea leaves and seeing signals that the Federal Reserve may be nearing the end of their rate hikes as inflation is showing signs of tapering, while job growth and housing starts remain positive. This would be welcome news for the broader real estate industry as we are a capital-intensive asset class. Free flowing debt and equity are the lubricants for many of the gears that drive investment performance for real estate. Decreased Transaction Volume Presenting Opportunities According to Green Street Advisors, a leading real estate consulting firm, transaction volume across the real estate industry is down nearly 70% from its peak just two years ago – a reflection that the reality of decreased valuations has not yet been fully understood by sellers, as well as the challenges buyers face in obtaining leverage to fund new acquisitions. Debt capital markets for real estate have rarely been more restrictive. Uncertain economic conditions, higher interest rates and a slowdown in transaction volume do, however, present opportunities for us to acquire new properties at significantly better pricing than was available just two years ago. At JLL Income Property Trust, we continue to actively invest, albeit in a more selective manner, in our highest conviction sectors of industrial and residential, which collectively comprised 76% of our portfolio as of the end of the second quarter. During this quarter, we acquired a newly constructed $82 million Class A industrial distribution facility leased to a leading global logistics company for 10 years, as well as continued to add to our over $700 million portfolio of single family rentals. Continuing as we did in 2022, we are investing all equity and not relying on debt to achieve our return objectives. The current market environment is also presenting opportunities to invest accretively by filling a void in the debt capital markets as a first mortgage lender, a core competency of our organization with more than $3 billion of real estate loan originations. We may also, as an active manager of our portfolio that has sold nearly $1 billion of assets at opportune times over the last ten years, recycle capital through strategic dispositions of select properties that have attractive, in-place assumable debt that is highly valued in this elevated interest rate environment. Second Quarter 2023 Portfolio and Performance1 JLL Income Property Trust ended the second quarter with 137 properties diversified by property type, tenants and geography. Our $7 billion portfolio is well leased across all property sectors with occupancy of 95%. During the second quarter, we recorded a total return of -2.14% comprised of 1.07% of income return and -3.20% of appreciation return. Trailing one- year, three-year, and five-year total returns were -6.67%, 9.11%, and 6.97%, respectively. Our ten year return is 7.03% with a 3.4% standard deviation.2 JLL Income Property Trust’s portfolio continues to produce strong, stable cash flows that have allowed us to pay 46 consecutive quarterly distributions and increase the distribution rate eight times during that period, resulting in an average annual increase of 3.8%. Our REIT structure, along with our focus 1 137 Properties To Our Valued Stockholders 27 States 47 Markets 1 Class M-I Shares as of June 30, 2023 2 Class M Shares as of June 30, 2023 Exhibit 99.1

on tax efficiency, has resulted in our distribution being highly tax advantaged, with an average tax equivalent yield of 6.7%.3 Our overweighting of the industrial and residential sectors – property types leading all other sectors in terms of rental growth rates – has given us the ability to provide our stockholders with distribution growth to help mitigate the impacts of the broad inflationary environment. Balance Sheet Highlights The leverage ratio on our portfolio remains at a very conservative level of 38%. In this period of higher interest rates, we have been extremely cautious with debt, strategically de-levering the balance sheet starting in 2022 in anticipation of more challenging economic conditions. Our borrowings are 82% fixed-rate with a weighted-average interest rate of 4% and a weighted time to maturity of approximately 5 years. We have limited near term debt maturities, with only 3% of our total borrowings maturing through 2024. At the end of the second quarter, JLL Income Property Trust held $37 million of cash, $245 million of undrawn capacity on its credit facility and $46 million in REIT securities for a total of $328 million in available liquidity. This access to capital provides us the opportunity to make attractive acquisitions throughout the balance of this year and beyond. JLL Income Property Trust has also continued to meet 100% of stockholder requests for share repurchases. In the second quarter of 2023, our share repurchase limit was $168 million, and we received requests to repurchase less than 50% of that capacity, all of which was fulfilled. Overall, including sales of our common stock and our differentiated DST program, we’ve experienced net positive inflows for the quarter and for the year. Outlook for Real Estate It is nearly impossible to read any mainstream business press without coming across articles forecasting doom and gloom in the broader real estate industry. In our viewpoint, the vast majority of these negative headlines relate specifically to the office sector, which is still facing significant secular headwinds from the work-from-home trend that accelerated during the COVID pandemic. Resulting valuation issues will likely cause continued stress in the office sector as loans mature and reset at higher interest rates at the same time as rents are falling and vacancies rising. We have been net sellers of office for many years, having reduced our office allocation from 51% in 2012 to just 3% today. While the office sector garners negative headlines, the resilient U.S. economy continues to create tenant demand for our preferred categories of apartments, single family rentals, industrial, grocery-anchored retail and healthcare. Each of these sectors have longer term economic and demographic drivers that should make them favored for the long haul. As we reach our eleventh anniversary, we remain strong advocates of the benefits of core, low-leverage, income-oriented real estate as an essential component of an individual’s diversified investment portfolio. As an institutionally sponsored real estate fund, JLL Income Property Trust was designed to be an all-cycle investment vehicle, providing the potential for attractive, tax-efficient current income, portfolio diversification, modest capital appreciation and wealth preservation across a wide range of economic conditions. We thank you for your ongoing support. 2 Sincerely, Allan Swaringen | President and Chief Executive Officer

3 Portfolio Summary Investment Highlights Louisville Logistics Center Industrial $81.5M Single Family Rental Portfolio Residential $700M Silverado Square Grocery-Anchored Retail $24.4MKansas City Medical Office Healthcare $22.2M June 2023 Source: JLL Income Property Trust. All statistics as of as of June 30, 2023. Note: All properties pictures are included in the JLL Income Property Trust portfolio. 44% RESIDENTIAL 32% INDUSTRIAL 12% GROCERY- ANCHORED RETAIL 9% HEALTHCARE 3% OFFICE 3 Office Buildings $227M Portfolio Value Office 26 Apartment Communities 4,000+ Single Family Homes $3.0B Portfolio Value Residential 59 Warehouses $2.1B Portfolio Value Industrial 18 Medical Office Properties 5 Life Science Buildings $620M Portfolio Value Healthcare 22 Shopping Centers $791M Portfolio Value Grocery-Anchored Retail

SUMMARY OF RISK FACTORS You should read the prospectus carefully for a description of the risks associated with an investment in JLL Income Property Trust (JLLIPT). Some of these risks include but are not limited to the following: Since there is no public trading market for shares of our common stock, repurchases of shares by us after a one-year minimum holding period will likely be the only way to dispose of your shares. After a required one-year holding period, JLLIPT limits the amount of shares that may be repurchased under our repurchase plan to approximately 5% of our net asset value (NAV) per quarter and 20% of our NAV per annum. Because our assets will consist primarily of properties that generally cannot be readily liquidated, JLLIPT may not have sufficient liquid resources to satisfy repurchase requests. Further, our board of directors may modify or suspend our repurchase plan if it deems such action to be in the best interest of our stockholders. As a result, our shares have limited liquidity and at times may be illiquid. The purchase and redemption price for shares of our common stock will be based on the NAV of each class of common stock and will not be based on any public trading market. Because valuation of properties is inherently subjective, our NAV may not accurately reflect the actual price at which our assets could be liquidated on any given day. JLLIPT is dependent on our advisor to conduct our operations. JLLIPT will pay substantial fees to our advisor, which increases your risk of loss. JLLIPT has a history of operating losses and cannot assure you that JLLIPT will achieve profitability. Our advisor will face conflicts of interest as a result of, among other things, time constraints, allocation of investment opportunities, and the fact that the fees it will receive for services rendered to us will be based on our NAV, which it is responsible for calculating. The amount of distributions JLLIPT makes is uncertain and there is no assurance that future distributions will be made. JLLIPT may pay distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds. Our use of leverage increases the risk of your investment. If JLLIPT fails to maintain our status as a REIT, and no relief provisions apply, JLLIPT would be subject to serious adverse tax consequences that would cause a significant reduction in our cash available for distribution to our stockholders and potentially have a negative impact on our NAV. While JLLIPT’s investment strategy is to invest in stabilized commercial real estate properties diversified by sector with a focus on providing current income to investors, an investment in JLLIPT is not an investment in fixed income. Fixed income has material differences from an investment in a non-traded REIT, including those related to vehicle structure, investment objectives and restrictions, risks, fluctuation of principal, safety, guarantees or insurance, fees and expenses, liquidity and tax treatment. Investing in commercial real estate assets involves certain risks, including but not limited to: tenants’ inability to pay rent; increases in interest rates and lack of availability of financing; tenant turnover and vacancies; and changes in supply of or demand for similar properties in a given market. You should carefully review the “Risk Factors” section of our prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This sales material must be read in conjunction with the prospectus in order to fully understand all the implications and risks of the offering of securities to which it relates. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. Investors could lose all or a substantial amount of their investment. Alternative investments are appropriate only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. This material is not to be reproduced or distributed to any other persons (other than professional advisors of the investors or prospective investors, as applicable, receiving this material) and is intended solely for the use of the persons to whom it has been delivered. JLLIPT may be subject to adverse legislative, regulatory, or administrative and judicial interpretative changes concerning taxes, which could increase its tax liability, reduce its operating flexibility and reduce the price of JLLIPT’s common stock. Such changes may be enacted with retroactive effect. We cannot assure you that any such changes will not adversely affect the taxation of JLLIPT’s stockholders. Any such changes could have an adverse effect on an investment in JLLIPT or on the market value or the resale potential of JLLIPT’s assets. You should consult with your tax advisor with respect to the impact of any legislative, regulatory, or administrative and judicial interpretive changes concerning taxes on your investment in JLLIPT and the status of legislative, regulatory or other tax developments and proposals and their potential effect on an investment in shares of JLLIPT’s common stock. FORWARD-LOOKING STATEMENT DISCLOSURE This literature contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” and other similar terms, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks, uncertainties, and contingencies include, but are not limited to, the following: our ability to effectively raise capital in our offering; uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; and other risk factors as outlined in our prospectus and periodic reports filed with the Securities and Exchange Commission. Although JLLIPT believes the expectations reflected in such forward- looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. JLLIPT undertakes no obligation to update any forward-looking statement contained herein to conform the statement to actual results or changes in our expectations. NAV CALCULATION AND RECONCILIATION This sales material contains references to our NAV. NAV is calculated in accordance with the valuation guidelines approved by our board of directors. NAV is not a measure used under generally accepted accounting principles in the United States (“GAAP”), and you should not consider NAV to be equivalent to stockholders’ equity or any other GAAP measure. As of September 30, 2022, our NAV per share was $14.92, $14.93, $14.94, $14.90 and $14.90 per Class M-I, Class M, Class A-I, Class A and Class D shares, respectively, and total stockholders’ equity per share was $9.25, $9.26, $9.26, $9.24 and $9.24 per Class M-I, Class M, Class A-I, Class A share and Class D shares, respectively. For a full reconciliation of NAV to stockholders’ equity, please see the “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Net Asset Value” section of our annual and quarterly reports filed with the SEC, which are available at http://jllipt.com/sec-filings. For information on how we calculate NAV, see the “Net Asset Value Calculation and Valuation Guidelines” section of our prospectus. This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved of our common stock, determined if the prospectus is truthful or complete, or passed on or endorsed the merits of this offering. Any representation to the contrary is a criminal offense. A copy of the prospectus for the JLL Income Property Trust offering can be obtained or viewed at www.jllipt.com. Copyright © 2023 Jones Lang LaSalle Income Property Trust, Inc. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior permission of Jones Lang LaSalle Income Property Trust, Inc. This information is distributed by LaSalle Investment Management Distributors, LLC (“LIMD”). LIMD (member FINRA/SIPC) is an affiliate of JLL and the dealer manager for the JLLIPT offering. For more information on this research presentation, please call 855-823-5521. JLLIPT-SH-0723 3 Tax equivalent yield reflects the pre-tax yield an investor in a theoretical taxable investment would need to receive to match the after-tax yield of IPT’s Class M-I share class assuming that (i) all income earned on the theoretical fixed income investment is taxed at the top ordinary rate of 37% and (ii) 83% of IPT’s distributions are treated as a return of capital (“ROC”), which is equal to the percentage of distributions classified as ROC since inception in 2012, and excluding the impact of taxes that would be payable upon redemption. The ordinary income tax rate could change in the future. This assumes a one-year holding period and includes the impact of deferred capital gains tax incurred in connection with a redemption of IPT shares. Upon redemption, an investor is assumed to be subject to tax on all prior return of capital distributions at the current maximum capital gains rate of 20%. The capital gains rate could change in the future. Other fixed income products with different characteristics, such as municipal bonds, may also provide tax advantages. The availability of certain tax benefits, such as tax losses from other investments, may also increase the after-tax yield of other fixed income products for an investor. Investors should consult their own tax advisors.